Exhibit 99.2

January 2026 USA RARE EARTH INVESTOR PRESENTATION

2 © 2026 USA Rare Earth. All rights reserved. DISCLAIMER About this Presentation This presentation and the accompanying oral presentation (this “Presentation”) are highly confidential, have been prepared so lel y for informational purposes and are intended only for “accredited investors” within the meaning of Rule 501(a) under the Sec uri ties Act of 1933, as amended (the “Securities Act”), or “qualified institutional buyers” within the meaning of Rule 144A of the Securities Act. By attending or receiving this Presen tat ion, you agree that you will not distribute, disclose, or use the information contained herein for any purpose other than eva lua ting the business USA Rare Earth, Inc. (the “Company”). Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents to any other person , i s prohibited without the prior written consent of the Company. The Company has engaged Cantor Fitzgerald & Co. and Moelis & C omp any LLC (together, the “Placement Agents”) as placement agents in connection with a proposed transaction. Neither the Company nor the Placement Agents intend for this Presentation t o f orm the basis of any transaction decision by the recipient. The information contained herein does not purport to be all - inclusiv e, and was provided by the Company or is from public or other sources. The Placement Agents have not assumed any responsibility for independently verifying such information, and exp res sly disclaim any liability in connection with such information. None of the Company or any of its affiliates, representatives or advisors, including the Placement Agents, makes any representation or warranty, express or implied, or accepts any responsibility or liability for the accuracy or completeness o f t he information contained herein or any other written, oral or other communications transmitted or otherwise made available to th e recipient of this Presentation in the course of its evaluation of the proposed transaction. Neither the Company nor the Placement Agents makes any representation or warranty as to the achievement or reasonableness of any projections, management estimates, prospects or returns. This Presentation speaks on ly as of the date of the information herein and neither the Company nor the Placement Agents has any obligation to update or correct any information herein. None of the Comp any nor any of its affiliates, representatives or advisors shall be responsible or liable for any direct, indirect or consequenti al loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained wit hin it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this Presenta ti on should make their own evaluation of the Company and the proposed transaction and should make such other investigations as they deem necessary. Recipients of this Presentation are no t t o construe its contents, or any prior or subsequent communications from or with the Company or any of its affiliates, represe nta tives or advisors, as investment, legal or tax advice. Forward Looking Statements Certain statements made in this Presentation are or contain “forward - looking statements” within the meaning of Section 27A of th e Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties include statements relating the potential government investment and its expected benefits, including the antici pat ed terms of the government investment and anticipated timing of closing and funding; the proposed private placement and its e xpe cted benefits, including anticipated timing of closing and funding; the Company’s investment plans, including the development of the Round Top deposit, development and expansion of pr ocessing and separation facilities, development and expansion of metal making and strip casting facilities, and development a nd expansion of the magnet manufacturing facility, including the timing, cost, production capacities, and estimated outputs of each facility; and projected operating results an d p erformance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Wo rds such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “s hou ld”, “strive”, “target”, “will”, “would” and similar expressions may identify forward - looking statements, but the absence of the se words does not mean that a statement is not forward - looking. Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (1) the risk that the potential government inves tme nt and/or the proposed private placement will not occur on the terms or at the times expected, or at all; (2) risks related to the timing and achievement of the expected business miles ton es of the potential government investment, including with respect to the development of the Round Top deposit, development an d e xpansion of processing and separation facilities, development and expansion of metal making and strip casting facilities, and development and expansion of the magnet manufactu rin g facility; (3) the risk that the potential government investment, which will be funded in phases over time subject to the Co mpa ny achieving milestones, ultimately results in less proceeds to the Company than anticipated; (4) significant dilution associated with the potential government investment; (5) t he risk that the Company will not be able to execute its business plan to successfully use the proceeds of the potential governm ent investment and the proposed private placement; (6) the timing of commissioning, commercialization and expansion of the Company’s manufacturing facilities, and the timing and amount of future production from each component of the Company’s value chain; (7) the development of the Round Top project, which may n ot result into a producing mine, may be delayed, or may not result in the commercial extraction of minerals; (8) uncertainty in any mineral estimates, uncertainty in any geol ogi cal, metallurgical, and geotechnical studies and opinions; (9) the Company’s ability to successfully commence swarf processin g; (10) the availability of appropriations from the legislative branch of the U.S. government and the ability of the executive branch of the U.S. government to obtain funding and support co nte mplated by the potential government investment; (11) the determination by the legislative, judicial or executive branches of the U.S. government that any aspect of the transaction was unauthorized, void or voidable; (12) the Company’s ability to obtain additional or replacement financing, as needed; (13) the Co mpany’s ability to effectively assess, determine and monitor the financial, tax and accounting treatment of the transaction, tog ether with the Company’s and the U.S. government’s obligations thereunder; (14) the Company’s ability to effectively comply with the broader legal and regulatory requirements a nd heightened scrutiny associated with government partnerships and contracts; (15) the significant long - term and inherently risky i nvestments the Company is making in mining and manufacturing facilities that may not realize a favorable return; (16) the risk of litigation related to the potential govern men t investment, the proposed private placement and/or the development of the Company’s projects; (17) the diversion of manageme nt time from ongoing business operations and opportunities as a result of the potential government investment and/or the proposed private placement; (18) the Company abil ity to build or maintain relationships with customers and suppliers; (19) the Company’s development of its magnet production faci li ty and the timing of expected production milestones; (20) competition in the metal making and magnet manufacturing industry; (21) the ability to grow and manage growth profitably ; (22) the overall supply and demand for rare earth minerals; (23) the costs of production, capital expenditures and requirement s f or additional capital, including the need to raise additional capital to implement the Company’s strategic plan and access the potential government investment; (24) substantial do ubt regarding the Company’s ability to continue as a going concern for the twelve months following the issuance of its third qua rter 2025 Condensed Consolidated Financial Statements; (25) the timing of future cash flow provided by operating activities, if any; (26) fluctuations in transportation costs or di sru ptions in transportation services or damage or loss during transport; and (27) other risks and uncertainties described under the heading “Risk Factors” in this Presentation and the Company’s periodic filings with the SEC, including the Company’s Form 10 - K that the Company filed with the SEC on March 31, 2025 and the C ompany’s latest Quarterly Reports on Form 10 - Q filed with the SEC. Detailed information regarding factors that may cause actual results to differ materially has been and will be included in the Company’s periodic filings with the SEC, including the Company’s Form 10 - K that the Company filed with the SEC o n March 31, 2025 and the Company’s latest Quarterly Reports on Form 10 - Q filed with the SEC. These statements are only predictio ns and involve known and unknown risks, uncertainties, and other factors. Any forward - looking statements contained in this Presentation speak only as of their date, and the Company undertakes no obligation to update any forward - looking statements to reflect events or circumstances occurring afte r their date or to reflect the occurrence of unanticipated events. Management’s Estimates Certain information contained in this Presentation, including the Company’s estimates of the total addressable market and gro wth forecasts, relate to or is based on a number of internal and third - party estimates and resources, including, without limitation , third party reports and the experience of the Company’s management team across the industries. While the Company believes its assumptions and the data underlying its estimates are r eas onable, these assumptions and estimates may not be correct and the conditions supporting such assumptions or estimates may ch ang e at any time, thereby reducing the predictive accuracy of these underlying factors. In addition, the novelty of the markets for the Company’s products may make the Company ’s assumptions and estimates more uncertain. As a result, the Company’s estimates of the total addressable market and growth for eca sts for its products are subject to significant uncertainty and may prove to be incorrect. If third - party or internally generated data prove to be inaccurate or the Company mak es errors in its assumptions based on that data, the total addressable market for the Company’s products may be smaller than it has estimated and its future growth opportunities and sales growth may be impaired, any of which could have a material adverse effect on the Company’s business, financial conditio n a nd results of operations. You should conduct your own investigation and analysis of the Company, its business, prospects, res ult s of operations and financial condition. In furnishing this information, the Company and its affiliates, representatives and advisors do not undertake any obligation to provide you with ac cess to any additional information (including forward - looking information and any projections contained herein) or to update or correct the information.

DISCLAIMER (CONTINUED)

Use of Projections; Financial, Capacity and Production Targets; Non-GAAP Financial Measures

Certain information and conclusions set forth in this Presentation are based on projections. Actual results may differ materially from those indicated in the forward-looking statements because the realization of those results is subject to many uncertainties, including economic conditions, the impact on the Company's business of the regulatory environment and other factors, some of which are described more fully in the Company's most recent Annual Report on Form 10-K and other filings with the SEC. Investors should be aware that projections are subject to many risks and uncertainties and may be materially different from actual results. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision

This Presentation contains projected financial, capacity and production information with respect to the Company, including, without limitation, the Company's projected revenue, EBITDA, Free Cash Flow, capacity and production for future years. Such projected financial, capacity and production information constitutes forward-looking statements and is for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. In particular, the Company's 2030 targets reflect management's estimates and assume REE prices of $125/kg for NdPr, $900/kg for DyO, $3,500/kg for TbO, $73/kg for HREE basket, and $106/kg for unit Mining & Processing COGS. The assumptions and estimates underlying the Company's projected financial information are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control, and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial, capacity and production information. Actual results may differ materially from the results contemplated by the projected financial, capacity and production information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Further, these financial, capacity and production measures have not been independently verified by the Company or any third-party and should be considered estimates by recipients of this Presentation. As a result, recipients of this Presentation are heavily cautioned not to place undue reliance on the Company's estimates of the target financial, capacity or production measures.

The Company's independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. Some of the financial information and data contained in this Presentation, such as EBITDA and Free Cash Flow, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization. "Free Cash Flow" means, with respect to any period, the amount of EBITDA generated by the Company during such period, less capital expenditures, taxes, interest expenses, changes in working capital, plus non-cash stock-based compensation made during such period. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends. The Company's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and the Company does not recommend the sole use of these non-GAAP measures to assess its financial performance. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The Company cannot reconcile its expected EBITDA or Free Cash Flow included in this Presentation without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted as this time.

No Offer or Solicitation

This Presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (1) the risk that the potential government investment and/or the proposed private placement will not occur on the terms or at the times expected, or at all; (2) risks related to the timing and achievement of the expected business milestones of the potential government investment, including with respect to the development of the Round Top deposit, development and expansion of processing and separation facilities, development and expansion of metal making and strip casting facilities, and development and expansion of the magnet manufacturing facility; (3) the risk that the potential government invest

Industry and Market Data; Trademarks

Certain information contained in the Presentation relates to or is based on studies, publications, statistics and surveys from third-party sources, and on the Company's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. While the Company believes that the third-party sources and its internal research are reliable, such sources and research have not been verified by any independent source. Any data on past performance or modeling contained herein is not an indication as to future performance. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such industry and market data. The information contained in the third-party citations referenced in this Presentation is not incorporated by reference into this Presentation.

This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The inclusion of particular trademarks, service marks, trade names and copyrights of other companies is not intended to, and does not, imply a relationship with the Company or the Company's endorsement or sponsorship. The Company owns or has rights to various trademarks, service marks, trade names and copyrights in connection with the operation of its business which are also included in this Presentation. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the ℠, ©, or ® symbols, but the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

© 2026 USA Rare Earth. All rights reserved.

3

4 © 2026 USA Rare Earth. All rights reserved. HIGHLY EXPERIENCED LEADERSHIP TEAM Chief Financial Officer • Over 35 years of financial services industry experience in Investment Banking and Public Accounting, including at Bank of America Securities, J.P. Morgan and Thomas Weisel Partners having raised over $28 billion of capital • Joined USAR from Mujin Corp, where Rob was Global CFO overseeing capital raising and financial operations in four countries ROB STEELE Chief Executive Officer • Visionary executive with more than a decade of leadership at Siemens, including as CEO of Siemens USA, where she scaled the business to over $20 billion in revenues through a blend of organic growth and successful integration of major acquisitions • Recognized leader in critical infrastructure, technology, and national defense sectors, with a proven record of forging strategic partnerships, engaging with government stakeholders, and advancing transformative initiatives that strengthen supply chain resilience and national security BARBARA HUMPTON © 2026 USA Rare Earth. All rights reserved. Chairman of the Board • Michael Blitzer is Chairman of USA Rare Earth, Inc., bringing extensive experience in investment management, capital markets, and public company governance • Serves as CIO and Managing Partner of Inflection Point Asset Management, a SPAC platform focused on strategically important assets, through which he has led five SPACs • He holds several public company board positions, including serving as a director of Intuitive Machines, Inc. (Nasdaq: LUNR) and Merlin Labs, upon closing of a pending business combination with Inflection Point Acquisition Corp. IV (Nasdaq: BACQ) MICHAEL BLITZER 4

Secure, Reshore and Grow Rare Earth Magnet Value Chain for the United States and its Allies OUR MISSION 5 © 2026 USA Rare Earth. All rights reserved. ROUND TOP DEPOSIT Sierra Blanca, TX METAL & MAGNET PRODUCTION Stillwater, OK RESEARCH & DEVELOPMENT Wheat Ridge, CO METAL MAKING & STRIP CASTING Cheshire, UK METAL MAKING Lacq, France

OUR STRATEGY: SECURE, RESHORE AND GROW

USA | Rare Earth

Value Chain Overview

USA | Rare Earth	USA | Rare Earth	LCM[2] less common metals *100% acquisition*	LCM[2] less common metals *100% acquisition*	USA | Rare Earth
Deposit *Round Top, TX*	**Processing & Separation[1]** *Wheat Ridge, CO* *Stillwater, OK* *Round Top Deposit, TX*	**Metal Making** *Cheshire, U.K.* *Stillwater, OK* *Lacq, France*	**Strip Casting** *Cheshire, U.K.* *Stillwater, OK* *Lacq, France*	**Magnets** *Stillwater, OK*

Technical Development

- One of the largest Heavy REE (HREE) deposits in North America
- High levels of Dy, Tb, Y, Ga, Gd, Hf, and other Heavies
- Engineering Feasibility Work on an Accelerated Timetable

Technical Development

- Processing circuit under development specifically for MREC produced from Round Top
- Third party MREC circuit to process other MREC feedstock
- Key midstream process to supply LCM operation

Operating

- One of the only commercial scale REE metal producer in the Western hemisphere
- 30 years of operating history
- +1,500 tpa metal making capacity
- Plans for additional 26,000 tpa strip casting capacity in the next decade

Under Construction

- 10,000 tpa planned capacity by 2029
- Capabilities across macro and micro magnets in various grades
- Current facility capable of 4,800 tpa capacity
- 600 tpa Line 1a in process of commissioning by end Q1 2026

(1) Two-stage process: (i) Processing stage to extract rare earth and other critical elements; and (ii) Separation stage to isolate HREEs into individual Rare Earth Oxides (REOs)
(2) USAR announced 100% acquisition of LCM in September 2025; acquisition closed in November 2025

© 2026 USA Rare Earth. All rights reserved.

6

U.S. GOVERNMENT INVESTMENT PROVIDES FINANCIAL VISIBILITY AND PREDICTABILITY

USA | Rare Earth

Key USG Investment Objectives

~$1.6 Billion to USAR[1]

Strategic Objectives

- Dramatically speed up and scale domestic production of **targeted** rare earth critical minerals and metals
- Establish a secure domestic value chain for **heavy rare earths, metals and magnets**
- **Assure supply chain capacity and production** of advanced materials for key industries

Structural Objectives

- **Invest** significant capital to support highly accelerated and achievable growth plans
- Establish clear milestones for success of partnership and **return on taxpayer dollars**
- Create **alignment** with long-term institutional investors

(1) USG Investment terms based on terms in non-binding LOI, which specifies certain requirements for entering into binding agreements; funding is on a "milestones achieved" basis. See "Risk Factors" in the appendix.

© 2026 USA Rare Earth. All rights reserved.

7

TRANSFORMATIVE INVESTMENT ACCELERATES AND DE-RISKS MINE-TO-MAGNET PRODUCTION PLAN

USA | Rare Earth

U.S. Government Investment Overview

U.S. Government Investment

CHIPS Awards[1,2]

- $277M Direct Funding Awards
- $1,300M Senior Secured Loan
  - 15yr term, 4yr-optional PIK
  - T + [150bps][3]
- Milestone-based disbursements
- Align with funding need

Government Conditions

- $277M in common stock[4]
  - Priced at 10-day avg. closing share price as of 01/16/26 of $17.17 or at a discounted price to the equity offering prior to the signing of the LOI or DFA
- 10% of FDSO pre-PIPE in warrants[4]
  - Priced at 10-day avg. closing share price as of 01/16/26 of $17.17 or at a discounted price to the equity offering prior to the signing of the LOI or DFA
- ~16% pre-PIPE ownership assuming warrants exercised

CHIPS Act of 2022

USA | Rare Earth

~$1.6 Billion

U.S. Government Investment (DFA + Loans)

Snapshot of USAR's Commercial Scale Target

Mining, Processing and Separation[5]

~40,000 tpd	projected by December 2029
~8,000 tpa	MREC and separate oxides from MREC by December 2029

Metals[5]

10,000 tpa	strip cast metal capacity projected by December 2027

Magnets[5]

10,000 tpa	projected by June 2029

(1) USG Investment terms based on terms in non-binding LOI, which specifies certain requirements for entering into binding agreements; funding is on a "milestones achieved" basis. See "Risk Factors" in the appendix.
(2) Government financing assumes additional equity or non-dilutive capital is raised over time
(3) Assumes B2 rating; subject to OMB review and approval. Currently estimated at 5.97%, utilizing interpolation between 10-year Treasury of 4.17% and 20-year Treasury of 4.77%
(4) Condition to receiving support through DFA
(5) Based on management's estimates

© 2026 USA Rare Earth. All rights reserved.

8

PARTNERSHIP WITH CHIPS EXPECTED TO SECURE A DOMESTIC SUPPLY OF KEY RAW MATERIAL INPUTS TO THE SEMICONDUCTOR INDUSTRY

USA | Rare Earth

Expected to Secure Key Rare Earth Elements and Critical Minerals on U.S. Soil

USAR's Supply: Round Top, Texas	64 **Gd** *Gadolinium*	31 **Ga** *Gallium*	72 **Hf** *Hafnium*	66 **Dy** *Dysprosium*	65 **Tb** *Terbium*	62 **Y** *Yttrium*
Unique Properties	Significantly alters the magnetic behavior of materials when used as a dopant	Higher electron speed, power handling, and thermal stability than silicon	Effective electrical insulation at extremely thin layers without excessive leakage	Maintain magnetic strength at high operating temperatures	Improves the efficiency and stability of magneto-optical materials	Highly stable, heat- and plasma-resistant oxides and ceramics
Semiconductor Application	Specialty next-gen memory and magnetic applications as well as radiation shielding	Core material in RF, microwave, and power semiconductors	Enables continued transistor scaling in modern CPUs, GPUs, and AI chips	Critical enabler of high-temperature fab operations	Enables sensor technologies used in fab monitoring	YAG-based lasers for wafer processing, critical for high-yield manufacturing

© 2026 USA Rare Earth. All rights reserved.

9

PUBLIC + PRIVATE PARTNERSHIP IS DESIGNED TO TAKE ADVANTAGE OF COMPELLING SECTOR DYNAMICS

Trillions of GDP depends on Rare Earth Metals and Magnets

USA | Rare Earth

Diversified and Attractive End-Market Exposure

- Aerospace & Defense
- High Tech & Semi Conductors
- AI & Technology
- Consumer Goods
- Energy & Power Systems
- Healthcare & Med Tech
- Agriculture & Food Systems
- Transportation & Mobility
- Utilities & Infrastructure

Sizeable TAM with Strategic Importance

Global REE TAM

~$16B
RARE EARTH METALS [1]

$19B
RARE EARTH MAGNET [2]

U.S. Magnet Market[3]


(units in tons)
100K
50K
2X
2025
2035

© 2026 USA Rare Earth. All rights reserved.

(1) Expected Rare Earth Metals Market value by 2032; Vantage Market Research, July 31, 2024, "Rare Earth Metals Market to Reach USD 15.8 Billion by 2032."
(2) Estimated addressable market calculated for 2035 by management from data provided by industry reports. Assumes pricing of at least avg. sales price per kg of $125 and excludes China demand
(3) Management estimates

10

11 © 2026 USA Rare Earth. All rights reserved. TRANSFORMATIVE INVESTMENT EXPECTED TO EXPEDITE REALIZATION OF A TRUE COMMERCIAL SCALE REE VALUE CHAIN FOR USAR Metal Making 2026E 2027E 2028E 2029E 2030E 2026E 2027E 2028E 2029E 2030E 2026E 2027E 2028E 2029E 2030E Source: management projections (1) Total capacity for Round Top and third party MREC processing; includes separated oxides and HREE basket (2) Includes swarf recycling (3) USG Investment terms based on terms in non - binding LOI, which specifies certain requirements for entering into binding agreemen ts; funding is on a “milestones achieved” basis. See "Risk Factors” in the appendix (4) Estimated ~$4.1bn in required capex to achieve target 2030 estimated results 2,000tpa Base case capacity in 2030 Magnet Making 2 (production units in tpa) 4,800tpa Base case capacity in 2030 ~10,000tpa Accelerated case capacity in 2030 ~27,500tpa Accelerated case capacity in 2030 Mining & Processing 1 Base Case was Contingent on Capital Raise ~8,000tpa Accelerated case capacity in 2030 (production units in tpa) (production units in tpa) 0 10,000 0 28,000 0 10,000 After USG Investment 3,4 Before USG Investment 3

CLEAR CAPITAL PATH TO STRONG CASH GENERATION

USA | Rare Earth

Go-Forward Sources and Uses Detail to Accelerate Scale



($ in billions)
~$1.9
~$1.6
~$0.6
~$4.1
Cash Today + PIPE & Other Investments[1]
Total Government Investment[2]
Additional Capital[3]
Total Uses

Key Uses Detail

- Capex funds critical domestic rare earth production capabilities:
  - **Mining & Processing**
  - **Strip Cast & Metal Making**
  - **Magnet Making**
- Investments into the European Union to develop additional strip cast & metal making capabilities and any operational needs

Substantial EBITDA and FCF[4] Targeted by 2030

~$2.6 Billion
2030E Revenue

~$1.2 Billion
2030E EBITDA

~$900 Million
2030E Free Cash Flow

(1) Includes $343 million of cash on balance sheet as of January 2026, ~$1.4 billion in net proceeds from the PIPE financing and a $154 million investment from an allied nation
(2) Total investment subject and disbursed according to the Company achieving certain milestones. Assumes warrant for 10% of FDSO is not exercised
(3) Consists of institutional or strategic equity
(4) Assumes REE prices of $125/kg for NdPr, $900/kg for DyO, $3,500/kg for TbO, $73/kg for HREE basket, and $106/kg for unit Mining & Processing COGS
"Use of Projections; 2030 Targets; Non-GAAP Financial Measures" on slide 3 and "Risk Factors" in the appendix for more details regarding these estimates and assumptions

© 2026 USA Rare Earth. All rights reserved.

12

DELIVERING A COMPLETE RARE EARTH VALUE CHAIN SOLUTION

USA Rare Earth

Landmark U.S. Public + Private Partnership

Catalyzes a mine-to-magnet platform aligned with CHIPS Act priorities to accelerate domestic semiconductor supply chains

Advancing National & Industrial Security Objectives

Directly supports U.S. government priorities across semiconductors, aerospace, defense, and advanced manufacturing

First-of-Its-Kind ex-China Value Chain

Establishes a fully integrated, commercial-scale rare earth value chain outside China

Compelling Economic Outcomes

Generates significant value with ~$900M of expected free cash flow by 2030[1]

© 2026 USA Rare Earth. All rights reserved.

Note: USG investment terms based on terms in non-binding LOI, which specifies certain requirements for entering into binding agreements; funding is on a "milestones achieved" basis. See "Risk Factors" in the appendix. Statements above reflect management's expectations regarding the USG investment. Actual results may differ materially
(1) Assumes REE prices of $125/kg for NdPr, $900/kg for DyO, $3,500/kg for TbO, $73/kg for HREE basket, and $106/kg for unit Mining & Processing COGS

13

APPENDIX January 2026

RISK FACTORS

All references to “we,” “us,” “our,” or the “Company” refer to the business of USA Rare Earth, Inc. and its consolidated subsidiaries. This presentation contains certain information pertaining to the Company. Any transaction with the Company involves a high degree of risk. Any party to a transaction should inquire into, independently investigate and consider such risks in its diligence investigation. Such risks include, without limitation and by way of example only:

Risks Related to the PIPE

- The benefits of the proposed PIPE may not be realized to the extent currently anticipated, or at all. The ability to recognize any such benefits may be affected by, among other things, competition and the ability of the Company and its management to successfully execute on their business plan, maintain relationships and retain its management and key employees.
- Securities issued in the proposed PIPE will be restricted securities and will not be registered upon issuance and therefore will be subject to securities law restrictions on transferability until such time as the resale of such securities is registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.
- The Company’s stockholders will experience significant dilution as a result of the proposed PIPE. The number of shares the Company plans to sell in the proposed PIPE is significant in relation to the number of outstanding shares of its common stock.
- The Company may become obligated to pay liquidated damages if it fails to file, obtain effectiveness and maintain effectiveness of the resale registration statement in accordance with the terms of the Securities Purchase Agreement and the form of Registration Rights Agreement related to the proposed PIPE.
- Stockholders will experience substantial dilution if outstanding warrants are exercised for shares common stock.
- The Company will incur significant transaction costs in connection with the proposed transactions, which could be higher than currently anticipated.

Risks Related to a Potential Transaction and Investment by the U.S. Government

- The government investment is currently contemplated pursuant to a non-binding letter of intent and remains subject to the negotiation and execution of definitive documentation, satisfaction of conditions precedent, and final government approvals, and there can be no assurance that such documentation will be executed or that the investment will be consummated on the anticipated terms or at all.
- While the Company may execute definitive documentation with the government and receive funding thereafter, there can be no assurances that the authorization and continued support for the transactions contemplated by the definitive documentation will not be modified, challenged or impaired in the future, which would have a material adverse effect on the Company's business, prospects, financial condition and results of operation.
- Although the Company expects to issue 100% of the equity securities to be issued upon signing of definitive documentation, the government investment is expected to be funded in phases over time and is subject to the company achieving milestones, and there can be no assurance that such milestones will be achieved on the expected timeline or at all.
- The government investment is subject to risks from changes in law, regulations, or their interpretations, as well as shifts in federal administration and congressional priorities.
- The government investment may require compliance with evolving national security “guardrails,” including restrictions on expansion, collaboration, or technology transfer involving certain foreign entities. These requirements may be subject to broad or changing interpretation, and violations could result in suspension, clawback, or termination of funding.
- Future funding will be required to meet milestones. The Company’s ability to raise additional equity or debt financing may be adversely affected by market conditions, interest rates, investor risk appetite, or macroeconomic factors beyond the Company’s control.

© 2026 USA Rare Earth. All rights reserved.
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RISK FACTORS (CONTINUED)

- Delays or failure in achieving required milestones could result in deferral, reduction, or loss of government funding, which could adversely affect the company’s liquidity, capital resources, and project economics.
- The Company’s business plan as described in this presentation requires significant additional capital, which may include equity and/or debt financing, beyond the potential government investment, and the Company’s ability to obtain such capital will depend on market conditions and its operating performance, and may result in higher costs of capital, increased leverage, or dilution to existing stockholders.
- The government investment will be subject to comprehensive, ongoing reporting and disclosure obligations, including financial, operational, cybersecurity, and supply chain information. Any failure to meet these requirements, whether due to administrative error or misunderstanding, could result in suspension, clawback, or termination of government funding.
- The government investment may impose restrictions on the company’s operations, capital allocation, indebtedness, or strategic transactions, which could limit management’s flexibility to respond to changing business or market conditions.
- The timing, amount, and form of government funding may differ from current expectations due to administrative, regulatory, or policy changes, which could require the company to seek alternative sources of financing.
- Revenues, EBITDA, Free Cash Flows, capacity and production targets are illustrative and are based on assumptions regarding the execution of the Company's operational plans, including production volumes, ramp timing, operating performance and pricing. In addition, target revenues, EBITDA and Free Cash Flows are based on assumed pricing and costs used in the Company's business plan. There are significant risks associated with the assumptions used in developing such targets. Investors should make their own assessment of the reasonableness and risks of the assumptions made by management. Operational execution, and the achievement of financial, capacity and production targets, are inherently uncertain and actual results may differ materially. There can be no assurance that the Company will achieve its targets even if it completes its planned capital expenditures.
- Because the government will keep 100% of the equity securities that it is receiving whether or not the government investment is funded in full or at all, if all or part of the government investment is not funded for any reason, or if the funding is received but subsequently clawed back, and the effective dilution of the company's other equity holders will be increased materially.
- Government approval, consent, or notification rights associated with the investment could delay or limit future financings, mergers, acquisitions, or asset dispositions.
- Failure to achieve the targeted B2 credit profile could adversely affect the availability, terms, or continuation of government financing and require the company to seek alternative sources of capital.
- The financial, tax and accounting treatment of the government contemplated by the government transaction documents remains uncertain and subject to change.
- The government transaction documents contain affirmative and negative covenants that may restrict our ability and the ability of our subsidiaries to take actions management believes are important to our long-term strategy.
- The conversion or exercise of warrants and other instruments into shares of common stock would dilute the ownership of the common stock sold pursuant to this offering, and the subsequent sale of a substantial number of such shares of common stock in the public market, or the perception of such sales, could cause our stock price to fall.
- The Government’s anticipated equity position in the Company reduces the voting and other governance rights of stockholders and may limit potential future transactions that may be beneficial to stockholders.
- Construction, development, and expansion of the Company’s planned facilities and projects are subject to risks of delays, cost overruns, supply chain disruptions, labor availability constraints, permitting challenges, and other execution risks, which could increase required capital, delay milestone achievement, and adversely affect the Company’s financial condition and project economics.

© 2026 USA Rare Earth. All rights reserved.
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RISK FACTORS (CONTINUED)

- Given the scarcity of U.S. precedents for transactions such as those contemplated under the government investment and the government becoming a significant stockholder of a company like the Company, the Company may experience other adverse consequences resulting from the potential announcement or completion of the investment.
- The government may require rights to certain intellectual property or data developed with government funding, which could affect the Company's ability to commercialize or protect proprietary technology and information.

Risks Related to the Company's Business and Industry

- The Stillwater Facility is under development and is not yet completed, we have not commenced producing and selling neo magnets, and we have no history in commercial operations and the lack of commercial operations limits the accuracy of any forward-looking forecasts, prospects or business outlook or plans.
- We may not be able to generate positive cashflow from our expected future business operations. Our long-term success will depend on implementing the business strategy and operational plan of the Company, as well as our ability to generate revenues, achieve and maintain profitability and develop positive cash flows from our magnet production.
- We may experience time delays, unforeseen expenses, increased capital costs, and other complications while developing our Round Top Project and metal and magnet facilities, these could delay the start of revenue-generating activities and increase development costs.
- Until our Round Top Project is capable of satisfying our feedstock needs, if ever, our business is subject to the availability of rare earth oxide and metal feedstock, in quantities and prices that allow us to develop and commercially operate our metal and magnet facilities.
- Tariffs by the United States, counter-tariffs by other countries and future changes in tariff policies could adversely affect our results of operations.
- We may be adversely affected by fluctuations in demand for, and prices of, neo magnets, magnet materials, and necessary feedstock.
- We may not be able to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our neo magnets and other products into definitive contracts, which may have a negative effect on our business.
- The success of our business will depend, in part, on the growth of existing and emerging uses for neo magnets.
- An increase in the global supply of neo magnets or, dumping, predatory pricing and other tactics by our competitors or state actors may adversely affect our profitability.
- The Round Top Project is at the exploration stage and we have not commenced construction or commission of the mine nor related facilities, and the development of the Round Top Project into a producing mine is subject to a variety of risks, any number of which may cause the development of the Round Top Project into a producing mine to not occur, be delayed, or not result in the commercial extraction of minerals.
- We operate in a highly competitive industry in a high demand and growth environment and additional manufacturing, refining and mining competitors could result in a reduction in revenue.
- Changes in China's or the United States' political environment and policies, including changes in export/import policy may adversely affect our business.
- The production of neo magnets is a capital-intensive business that requires the commitment of substantial resources; if we do not have sufficient capital or other resources necessary to provide for such production, it could negatively impact our business.
- The amount of capital required for completion and build-out of our Projects may increase materially from our current estimates, and we expect to raise further funds through equity and debt financing, joint ventures, production sharing arrangements or other means. Consequently, we depend on our ability to successfully access the capital and financial markets. Any inability to access the capital or financial markets may limit our ability to fund our ongoing operations, execute our business plan or pursue investments that we may rely on for future growth.

© 2026 USA Rare Earth. All rights reserved.
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RISK FACTORS (CONTINUED)

- Any failure by management to manage growth properly could negatively impact our business.
- The Company is or may be subject to risks associated with strategic alliances and acquisitions.
- The Company may fail to realize all of the anticipated benefits of the acquisitions of LCM, including the anticipated acceleration of our mine-to-magnet strategy, on the anticipated timeline or at all.
- The Company's success following completion of the acquisition of Less Common Metals Ltd. ("LCM") will depend on the ability to retain LCM's existing customers and supplies, as well as the Company's ability to build relationships with new customers and suppliers.
- A power or other utility disruption or shortage could temporarily delay operations and increase costs, which may negatively impact our business.
- Increasing costs, including rising electricity and other utility costs, or limited access to raw materials may adversely affect our profitability.
- Fluctuations in transportation costs or disruptions in transportation services or damage or loss during transport could decrease our competitiveness or impair our ability to deliver products to our customers.
- We will need to produce our products to exacting specifications in order to provide future customers with a consistently high-quality product. An inability to meet individual customer specifications would negatively impact our business.
- Diminished access to water may adversely affect our operations.
- Work stoppages or similar difficulties, breakdown in labor relations, or a shortage of skilled technicians and engineers could significantly disrupt our operations and reduce our revenues.
- We depend on key personnel for the success of our business. If we fail to retain our key personnel or if we fail to attract additional qualified personnel, we may not be able to achieve our desired level of growth and our business could suffer.
- We are subject to certain agreements with government entities that have provided us with certain incentives and favorable financing and contain conditions and obligations, including local investment, job creation, and repayment terms, that, if not complied with, could negatively impact our business or require us to repay that financing or lose access to those incentives.
- Our business may be adversely affected by force majeure events outside our control, including labor unrest, civil disorder, war, subversive activities or sabotage, extreme weather conditions, fires, floods, tornados, explosions or other catastrophes, epidemics or quarantine restrictions.
- Our success depends on developing and maintaining relationships with local communities and stakeholders.
- Since its inception, USA Rare Earth, LLC has generated negative operating cash flows and we may experience negative cash flow from operations in the future. Our audited consolidated financial statements for the years ended December 31, 2024 and 2023, and our unaudited condensed consolidated financial statements for the three and nine months ended September 30, 2025 and 2024 consolidated financial statements have been prepared on a going concern basis.

Risks Related to Legal, Compliance, and Regulations

- Our operations are subject, or may become subject, to extensive and costly environmental requirements; and current and future laws, regulations and permits impose or may impose significant costs, liabilities or obligations or could limit or prevent our ability to continue our current operations or to undertake new operations.
- We will be required to obtain and maintain governmental permits and approvals to develop and operate our mining, metal and magnet businesses, a process which is often costly and time-consuming. Failure to obtain or retain any necessary permits or approvals for our planned operations may negatively impact our business.

© 2026 USA Rare Earth. All rights reserved.
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19 © 2026 USA Rare Earth. All rights reserved. RISK FACTORS (CONTINUED) • Our failure to comply with applicable anti - corruption, anti - bribery, anti - money laundering and similar laws and regulations coul d negatively impact our reputation and results of operations. • Our operations are subject, or may become subject, to environmental, health and safety regulations, which could impose additi ona l costs and compliance requirements, and we may face claims and liability for breaches, or alleged breaches, of such regulations and other applicable laws. • The impacts of climate change may adversely affect our operations and/or result in increased costs to comply with changes in reg ulations. • We are exposed to possible litigation risks, including permit disputes (including in respect of access and/or validity of ten ure ), environmental claims, occupational health and safety claims and employee claims. Further, we may be involved in disputes with other parties in the future that may result in litigation. Current or fu tur e litigation or administrative proceedings could have a negative impact on our business. • Changes in tax laws could have a material adverse effect on our business, cash flow, results of operations or financial condi tio ns. Risks Related to Intellectual Property and Technology • If we infringe, or are accused of infringing, the intellectual property rights of third parties, it may increase our costs or pr event us from being able to commercialize new products. • We may not be able to adequately protect our intellectual property rights. If we fail to adequately enforce or defend our int ell ectual property rights, our business may be harmed. • We are dependent upon information technology systems, which are subject to cyber threats, disruption, damage and failure. Any un authorized access to, disclosure, or theft of personal information we gather, store, or use could harm our reputation and subject us to claims or litigation. Further, a failure of our information te chnology and data security infrastructure could adversely affect our business and operations. Risks Related to Our Securities • Delaware law and our certificate of incorporation and bylaws contain certain provisions, including anti - takeover provisions, tha t limit the ability of stockholders to take certain actions and could delay or discourage takeover attempts that stockholders may consider favorable. • The requirements of being a public company in the U.S. may strain our resources and divert management’s attention, and the in cre ases in legal, accounting and compliance expenses that result from being a public company in the U.S. may be greater than we anticipate. • If we do not meet the expectations of investors or securities analysts, the market price of our securities may decline. • A limited number of the Company's securities contain anti - dilution provisions applicable to the conversion price or exercise pri ce, as applicable, which if the Company were to issue, or be deemed to issue, shares of common stock below the $7.00 conversion or exercise price, as applicable, currently in effect for such secur iti es without obtaining an amendment or waiver of the anti - dilution provisions, may result in a greater number of shares of common stock being issued upon conversions or exercises than if the conversions o r e xercises were effected at the conversion price or exercise price in effect currently.